Transactions with Related Parties - Related Party Fees And Other Arrangements (Details) - 6 months ended Jun. 30, 2015 - USD ($) $ in Thousands	Total
Related Party Fees And Other Arrangements Limited Liability Company LLC Or Limited Partnership LP [Abstract]
Backstop agreement	On November 18, 2014, Navios Acquisition entered into backstop agreements with Navios Midstream. In accordance with the terms of the backstop agreements, Navios Acquisition has provided a backstop commitment to charter-in the Shinyo Ocean and the Shinyo Kannika for a two-year period as of their scheduled redelivery at the currently contracted rate if the market charter rate is lower than the currently contracted rate. Further, Navios Acquisition has provided a backstop commitment to charter-in the Nave Celeste for a two-year period as of its scheduled redelivery, at the net time charter-out rate per day (net of commissions) of $35 if the market charter rate is lower than the charter-out rate of $35. Navios Acquisition has also provided a backstop commitment to charter-in the option vessels, the Nave Galactic and the Nave Quasar for a four-year period as of their scheduled redelivery, at the net time charter-out rate per day (net of commissions) of $35 if the market charter rate is lower than the charter-out rate of $35. Conversely, if market charter rates are higher during the backstop period, such vessels will be chartered out to third-party charterers at prevailing market rates and Navios Acquisition's backstop commitment will not be triggered. The backstop commitment does not include any profit sharing.
Charter out rate per day	$ 35
Option to Purchase General Partners Interest	Navios Holdings has a ten-year option to purchase a minimum of 25% of the general partner interest held by the general partner, the incentive distribution rights held by the general partner and/or the membership interests in the general partner from Navios Acquisition, each at fair market value. The option expires on November 18, 2024.